Exhibit 99.1

                             Nextel Partners, Inc.
                               4500 Carillon Point
                           Kirkland, Washington 98033



                                                           December 20, 2005

Sprint Nextel Corporation
Nextel Communications, Inc.
Nextel WIP Corp.
2001 Edmund Halley Drive
Reston, VA 20191

Gentlemen:

                  Reference is made to the process for the determination of "Fair Market Value" set forth in and governed by the Restated Certificate of Incorporation, as amended (the "Charter"), of Nextel Partners, Inc., a Delaware corporation ("Partners"). All capitalized terms used herein without definition shall have the respective meanings set forth in the Charter.

                  On August 12, 2005, Nextel Communications, Inc., a Delaware corporation ("Communications"), merged with a subsidiary of Sprint Nextel Corporation, a Kansas corporation ("Parent"), becoming a wholly owned subsidiary of Parent. The merger constituted a Nextel Sale pursuant to the Charter. On October 24, 2005, the Class A stockholders of Partners voted to exercise the Put Right. The same day, Partners identified its selection of the First Appraiser to Nextel WIP Corp., a Delaware corporation ("NWIP"). On November 13, 2005, NWIP identified its selection of the Second Appraiser to Partners. On and after December 13, 2005, the First Appraiser and the Second Appraiser consulted with each other with respect to their preliminary views of the Fair Market Value of Partners.

                  Pursuant to the Charter, on or prior to December 28, 2005, the First Appraiser and the Second Appraiser must render to Partners' stockholders their written reports on the Fair Market Value of Partners. The parties hereto acknowledge that, simultaneously with the execution and delivery hereof, each of the First Appraiser and the Second Appraiser is rendering to the stockholders its written report on the Fair Market Value of Partners.

                  The parties further acknowledge that, in accordance with the aforesaid reports of the First Appraiser and the Second Appraiser, the Fair Market Value of Partners is simultaneously herewith determined to be $9,167,571,573, which in accordance with the Charter results in a price per share of Class A Common Stock (the "Shares") of Partners of $28.50 (the "Per Share Price"). In connection with this determination of the Fair Market Value of Partners and the Per Share Price, the parties hereby further agree as follows:


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1.       Each of NWIP, Communications and Parent will complete the acquisition of Shares for cash and each hereby irrevocably waives any right to use any other form of consideration to acquire Shares pursuant to the Charter.

2. The determination of Fair Market Value pursuant to the written reports of the First and Second Appraisers, as acknowledged by this agreement, is final and binding and none of the parties hereto will challenge such determination, whether pursuant to Section 5.7 of the Charter or otherwise. Nothing in this agreement shall affect in any way the challenge rights of the Class A stockholders pursuant to Section 5.7(d) of the Charter or affect in any way any of the terms and conditions of the Charter governing any such challenge. Pursuant to the Charter, the determination of Fair Market Value is final and binding on all Class A stockholders unless a challenge is filed with NWIP in accordance with Section 5.7(d) of the Charter.

3. Any outstanding option to acquire shares of Class A Common Stock (other than any option outstanding under the Partner's Employee Stock Purchase Plan) (an "Option") shall at the Closing Date (as defined below) be fully vested in accordance with the terms of the applicable stock plan and option agreements and, pursuant to and in settlement of any amount owed under Section 5.6(h) of the Charter, as part of the Put Right, the holder thereof will receive, on the Closing Date, an amount in cash equal to the product of (x) the total number of shares of Class A Common Stock subject to the Option multiplied by (y) the excess, if any, of the Per Share Price over the exercise price per share of Class A Common Stock under such Option (with the aggregate amount of such payment rounded to the nearest cent). Immediately prior to the Closing Date, all restricted shares held under any stock plans (or under any individual agreements with an employee or current or former director) shall become fully vested. Partners represents and warrants that the foregoing treatment of Options, and restricted stock is in each case as set forth in the plans, agreements or other documents governing the terms of such Options, or stock, each as currently in effect. Any warrants, options or other securities (other than Class B common stock or convertible debt of Partners) exercisable or exchangeable for, or convertible into, Shares that are not exercised, exchanged or converted by the holders thereof, including as set forth in this paragraph, but not including Partners' 1-1/2 Senior Convertible Notes due 2008, at or prior to the Closing Date shall be cancelled effective upon such closing, and Partners' books and records shall reflect such cancellation. As soon as practicable after the date hereof, Partners shall take any and all actions with respect to the Partners Employee Stock Purchase Plan (the "ESPP") as are necessary to provide that ---- effective immediately following the purchase period currently outstanding under the ESPP as of the date of this Agreement (the "Current Purchase Period"), the ESPP shall terminate and no further purchases of Class A Common Stock shall be permitted thereunder (it being understood that purchases of Class A Common Stock in respect of the Current Purchase Period shall be permitted as herein contemplated).

4. Each party will use its reasonable best efforts to promptly consummate the Put Right and, without limiting the foregoing, each of Partners, Communications, NWIP and Parent will use their reasonable best efforts to obtain the necessary regulatory approvals to consummate the Put Right as promptly as practicable and to obtain the


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dismissal of any litigation challenging the Put Right or the determination of
Fair Market Value. The parties agree that the only regulatory approvals required prior to the consummation of the Put Right are (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and (ii) the approval of the Federal Communications Commission for the acquisition of control of Partners by Communications (clauses (i) and (ii), the "Required Approvals").

5. As promptly as practicable but in any event within five business days after the date of receipt of the Required Approvals (the "Closing Date"), Communications will cause NWIP to deposit, or cause to be deposited, with the Payment Agent for the benefit of the holders of Shares, cash sufficient to fund the consummation of the Put Right (which for the avoidance of doubt will consist of the Per Share Price multiplied by the total issued and outstanding Shares on the Closing Date, it being understood that the net amounts payable to option holders as described in paragraph 3 shall be paid by Partners on the Closing
Date) and shall mail to each holder of record of Shares a letter of transmittal specifying instructions for use in effecting as promptly as practicable the surrender of the certificates representing Shares (or effective affidavits of loss in lieu thereof) in exchange for the payments contemplated by the Charter and this agreement. The Charter provides that transfer of title to NWIP will occur automatically on the Closing Date subject to the receipt by the Payment Agent of such cash on or before such date and thereafter NWIP will be the sole holder of all issued and outstanding Shares, notwithstanding the failure of any Class A stockholder to tender the certificates representing such Shares to the Payment Agent. Effective as of the close of business on the Closing Date, Partners will instruct its transfer agent not to accept any Shares for transfer, except for the Shares transferred to NWIP. Partners will cause its books and records to show that the Shares are transferred to NWIP immediately upon deposit by NWIP with the Payment Agent of such cash.

6. (a) During the period from the date of this agreement through the Closing Date, unless Communications otherwise agrees in writing, Partners will use its commercially reasonable efforts to: (i) conduct the business of it and its subsidiaries only in the ordinary course of business and in a manner consistent with prior practice, (ii) preserve substantially intact its and its subsidiaries' business organizations, keep available the services of their current officers and employees and preserve the current relationships of their customers, suppliers and other persons with which they have significant business relations, and
         (iii) comply in all material respects with all material agreements to which it is a party and with all applicable laws wherever its business is conducted.

         (b) Partners will not, nor permit any of its subsidiaries to, prior to the Closing Date (i) declare or pay any dividends on or make other distributions (whether in cash, stock or property), in respect of any of its capital stock, except for dividends by a wholly owned subsidiary of Partners to Partners or another wholly owned subsidiary of Partners,
         (ii) split, combine or reclassify any of its capital stock, (iii) acquire any shares of its capital stock (except upon the exercise of employee stock options or other equity-linked rights pursuant to the terms thereof as reflected in documents filed by Partners with the Securities


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         and Exchange Commission prior to December 17, 2005), (iv) issue any shares of its capital stock or any securities convertible into any such shares of its capital stock, or any rights, warrants or options to acquire any such shares or convertible securities or any stock appreciation rights, phantom stock plans or stock equivalents, other than the issuance of Shares upon (A) the exercise of Partners stock options outstanding as of the date of this agreement and (B) the conversion of Partners 1-1/2% Senior Convertible Notes due 2008, (v) enter into any employment agreement with any of its directors, officers or employees or alter, amend or establish any compensation, severance, benefits, change of control plan, program, agreement or other arrangement for employees, directors or affiliates of Partners or its subsidiaries or increase the compensation or benefits provided to employees, directors or affiliates of Partners or its subsidiaries, other than (A) immaterial alterations or amendments of base salaries made with respect to non-officers and non-directors in the ordinary course of business consistent with past practice, (B) as required by applicable law, or (C) as consented to in writing by Communications,
         (vi) enter into any binding non-competition, exclusivity, "most favored nations" or similar agreement in favor of a third party that would materially restrict the operation of Partners', Communications' or Parent's business as now conducted or as it might be conducted in the future, or (vii) enter into any transaction, arrangement, contract, commitment or understanding between Partners or any of its subsidiaries, on the one hand, and any of Partners' affiliates (other than Parent and any of its subsidiaries), on the other hand, that would be required to be disclosed by Partners under Item 404 of Regulation S-K under the Securities Act of 1933. The foregoing will not, however, prohibit Partners or its subsidiaries from making payments or providing benefits under the plan or arrangements listed or described on Exhibit 6(b).

7. Each party hereto hereby represents and warrants to the others as follows:

         (a) Such party is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

         (b) Such party has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this agreement and to consummate the transactions contemplated hereby. Such party's Board of Directors, or a duly authorized committee thereof appointed for this purpose, has unanimously approved this agreement and the transactions contemplated hereby.

         (c) This agreement is a valid and binding agreement of such party, enforceable against such party in accordance with its terms.


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8.       Partners represents and warrants that, as of the close of business on
December 16, 2005, (1) the total number of issued and outstanding shares of Class A Common Stock is 198,803,700, (2) except for the Class B common stock owned by Communications, there were no other issued or outstanding shares of capital stock of Partners, (3) the total number of issued and outstanding options to acquire Class A Common Stock was 17,624,443, as set forth on Exhibit A, which includes a schedule of the exercise prices therefor, (4) there were no outstanding options, warrants or other rights to purchase capital stock of Partners other than the options referred to in clause (3) and other than Partners 1-1/2% Senior Convertible Notes due 2008, which convertible notes were convertible as of such date into a total of 20,563,431 shares of Class A Common Stock, and (5) since the close of business on December 16, 2005 and prior to the execution and delivery of this agreement, no shares of Class A Common Stock or other securities of a type referred to in this Section 8 have been issued except upon exercise of options referred to in clause (3) or upon conversion of convertible notes referred to in clause (4).

9. Parent agrees to cause Partners and its affiliates to honor all plans and agreements listed on Exhibit B hereto (collectively, the "Partners Compensation and Benefit Plans") in accordance with their terms as in effect on the date hereof. For all purposes under the employee benefit plans of Parent and its affiliates providing benefits to any employee or officer of Partners or its affiliates ("Partners Employees") after the Closing (the "NEW PLANS"), each Partners Employee shall receive credit for his or her years of service with Partners and its affiliates and their respective predecessors before the Closing (except (i) for credit for benefit accrual under any defined benefit pension plan and (ii) to the extent such credit would result in a duplication of accrual of benefits). Partners Employees immediately shall be eligible to participate, without any waiting time, in any New Plans; Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of any New Plan to be waived; and Parent shall cause any eligible expenses incurred to be taken into account under any New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements.

10. In accordance with Section 8.04 of the Restated Shareholders' Agreement, as amended, by and among Partners, NWIP and the shareholders listed on the signature pages thereto (the "Shareholders' Agreement"), Partners, NWIP (as holder of 75% of the shares of voting stock subject to the Shareholders' Agreement) and the Management Shareholders (as defined in the Shareholders' Agreement) holding at least 50% of the Fully Diluted Common Stock (as defined in the Shareholders' Agreement) now held by Management Shareholders, hereby amend the Shareholders' Agreement to add the following language to the end of the definition of "Permitted Transferee": "PROVIDED, HOWEVER, NWIP is a Permitted Transferee for any Shareholder who is a party to this Agreement."

11. The parties agree to stay and not to prosecute or pursue the arbitration styled NEXTEL PARTNERS, INC. AND NEXTEL PARTNERS OPERATING CORP. AGAINST NEXTEL COMMUNICATIONS, INC. AND NEXTEL WIP CORP., CPR No. G-05-33H, commenced in the International Institute for Conflict Prevention and Resolution for as long as this


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agreement remains in effect. Immediately upon deposit of funds for the consummation of the Put Right as contemplated hereby, the parties will dismiss such arbitration with prejudice and, at such time, the parties will withdraw with prejudice any notices or claims of breach under the Joint Venture Agreement between Partners, a subsidiary of Partners and NWIP, dated as of January 29, 1999 (the "Joint Venture Agreement").

12. None of the representations, warranties, covenants and agreements set forth in this agreement or in any instrument delivered pursuant to this agreement will survive the Closing Date (other than any covenants or agreements that contemplate performance on or after the Closing Date, which shall survive the Closing Date).

13. Subject to the provisions of applicable law, this agreement may be amended, modified or supplemented only, and any provisions herein may be waived only, in writing executed by the parties hereto.

14. This agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

15. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit exclusively to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this agreement and of the documents referred to in this agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined exclusively in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties for purposes of the foregoing.

16. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND

ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17. The parties acknowledge and agree that any breach of the terms of this agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

18. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, facsimile or by overnight courier:

                  if to Parent, NWIP or Communications:

                  Sprint Nextel Corporation
                  2001 Edmund Halley Drive
                  Reston, Virginia 20191
                  Attention:  General Counsel
                  Facsimile:  (703) 433-4846

                  with a copy to:

                  Jones Day
                  222 East 41st Street
                  New York, New York 10017
                  Attention:  Robert A. Profusek
                              Marilyn W. Sonnie
                  Facsimile:  (212) 755-7306


                  if to Partners:

                  Nextel Partners, Inc.
                  4500 Carillon Point
                  Kirkland, Washington  98033
                  Attention:  General Counsel
                  Facsimile:  (425) 576-3650


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                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY 10019
                  Attention: Steven A. Rosenblum
                             Stephanie J. Seligman
                  Facsimile: (212) 403-2000

                  or to such other persons or addresses as may be designated in writing by the Person to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile; or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

19. Whenever this agreement requires a subsidiary of a party to take any action, such requirement shall be deemed to include an undertaking on the part of such party to cause such subsidiary to take such action.

20. If any provision of this agreement, or the application thereof to any person, entity or any circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable the remaining provisions hereof, shall, subject to the following sentence, remain in full force and effect and shall in no way be affected impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

21. The initial press release regarding the transactions contemplated hereby shall be a joint press release and thereafter the parties hereto each shall consult with the others prior to issuing any press releases or otherwise making public announcements with respect to the Put Right or this agreement and prior to making any filings with any third party and/or any governmental entity (including any national securities exchange) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or by the request of any government entity.

22. This agreement is for the benefit of each of the parties hereto and its respective successors and assigns and is not intended to and does not confer upon any person (including but not limited to any Class A stockholder), other than the parties hereto, any rights or remedies under this agreement. This agreement shall not be assignable by either of the parties hereto. Any purported assignment hereof shall be void AB INITIO.

23. In the event that either the First Appraiser or the Second Appraiser issues a written report on the Fair Market Value of Partners that results in a higher or lower Per


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Share Price than $28.50, or any court of competent jurisdiction concludes in a final and nonappealable order that the Fair Market Value determined on the basis described herein is not conclusive, this agreement shall immediately, without any further action by any party hereto, become void AB INITIO and have no further force and effect.

24. Each party will pay its own costs and expenses, including attorneys' fees, incurred in connection with this agreement and the transactions contemplated hereby.

25.      This agreement, together with the Charter, the Joint Venture
Agreement, the Agreement Specifying Obligations of, and Limiting Liability and Recourse to, Nextel Communications, dated as of January 29, 1999 by and among Partners, a subsidiary of Partners and Nextel, the Shareholders Agreement, the Agreement in Support of Charter Obligations, dated as of January 29, 1999, by and between Partners, the NWIP and the Mutual Non-Disclosure Agreement, dated as of October 27, 2005, by and between Partners, Communications and Parent, and all existing confidentiality or non-disclosure agreements between the parties and/or their subsidiaries constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this agreement which will constitute our entire agreement with respect to the matters set forth herein.


                                              Very truly yours,

                                              NEXTEL PARTNERS, INC.


                                              By:    /s/John Chapple
                                                     --------------------
                                              Name:  John Chapple
                                              Title: Chairman, President & Chief
                                                     Executive Officer


Accepted and Agreed as of the date
first written above:

NEXTEL COMMUNICATIONS, INC.


By: /s/ Gary Begeman
Name:   Gary Begeman
Title:  Vice President


NEXTEL WIP CORP.


By: /s/ Gary Begeman
Name:   Gary Begeman
Title:  Vice President


SPRINT NEXTEL CORPORATION


By:/s/ Gary Forsee
Name:  Gary Forsee
Title: President & Chief Executive
       Officer


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With respect to paragraph 10 only:

JOHN CHAPPLE


By:       /s/John Chapple
Address:  4500 Carillon Point
          Kirkland, Washington  98033


DAVID AAS


By:       /s/David Aas
Address:  4500 Carillon Point
          Kirkland, Washington  98033